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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  April 1, 1998
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                Date of report (Date of earliest event reported)


                                  Jalate, Ltd.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


                               1-12868 95-4121885
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           (Commission File Number) (IRS Employer Identification No.)


                1675 South Alameda Street, Los Angeles, CA 90021
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               (Address of Principal Executive Offices) (Zip Code)


                                  213-765-5000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

     Jalate, Ltd.'s (the "Company") lenders have waived compliance with certain covenants of their credit agreements to which the Company was in technical default as of December 31, 1997 as reported on the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

     The Company's bank lender has agreed to waive the Company's compliance with such covenants in the Company's term loan agreement through June 30, 1998. In addition, the Company's factor agreement has been amended with technical covenants effective January 1, 1998 through December 31, 1998. The Company is currently in compliance with those amended covenants.

     During the period April 1, 1998 through June 30, 1998, the factor has agreed to extend to the Company a maximum revolving loan of $2,200,000 in excess of the outstanding advances made against accounts receivable. After June 30, 1998, the factor has agreed to extend to the Company a maximum revolving loan of $1,500,000 in excess of the outstanding advances against accounts receivable.

     The foregoing descriptions of the covenants and waivers are qualified by reference to the documents providing for such amendments and waivers, copies of which are included as Exhibits 10.01, 10.02, 10.03 and 10.04 and which are incorporated herein in their entirety by reference.

     On April 7, 1998, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.01 and is incorporated herein in its entirety by reference.


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Item 7. Exhibits


EXHIBIT
NUMBER                     DESCRIPTION
-------   -------------------------------------------------------
10.01     Letter waiving default rights issued on April 1, 1998
          by Wells Fargo HSBC Trade Bank, N.A. regarding Credit
          Agreement by and between the Company and Wells Fargo
          HSBC Trade Bank, N.A. dated as of January 21, 1998.

10.02     Third Amendment, as of April 1, 1998, to Revolving Loan
          Agreement, dated June 30, 1997 by and between the Company and Heller Financial, Inc.

10.03 Limited Waiver and Amendment, as of April 1, 1998, by and between the Company and Heller Financial, Inc.
          regarding the Collection Date Factoring Agreement dated
          June 30, 1997.

10.04 Letter waiving default rights issued on March 24, 1998 by Wells Fargo HSBC Trade Bank, N.A. regarding Credit
          Agreement by and between the Company and Wells Fargo
          HSBC Trade Bank, N.A. dated as of January 21, 1998.

99.01     Press release issued April 7, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Jalate, Ltd.
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                                           (Registrant)

April 10, 1998                   By: /s/ Frederick A. Findley
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  (Date)                                Frederick A. Findley
                                        Vice President - Finance,
                                        Chief Financial Officer
                                        and Secretary